UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2017

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below under Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Sorrento Therapeutics, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders on July 28, 2017 (the “Meeting”). At the Meeting, a total of 62,613,972 shares, or 81.84% of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy.

At the Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2017.

Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect the following nominees as directors to serve until the Company’s 2018 Annual Meeting of Stockholders.

Nominee	For	Withhold	Broker Non-Votes
Henry Ji, Ph.D.	31,414,438	20,121,110	11,078,424
David H. Deming	30,710,939	20,824,609	11,078,424
Kim D. Janda, Ph.D.	30,163,482	21,372,066	11,078,424
Jaisim Shah	30,186,423	21,349,125	11,078,424
Yue Alexander Wu, Ph.D.	30,815,085	20,720,463	11,078,424

Proposal No. 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

For	Against	Abstentions
61,923,240	284,226	406,506

Proposal No. 3: To approve an amendment to the Company’s Amended and Restated 2009 Stock Incentive Plan (the “2009 Plan”) to (i) increase the maximum number of shares authorized for issuance under the 2009 Plan by 5,000,000 shares from 6,260,000 shares to 11,260,000 shares, (ii) increase the maximum number of shares that may be subject to awards granted under the 2009 Plan to any individual other than a non-employee director in any calendar year from 400,000 to 4,000,000, (iii) increase the maximum number of shares that may be subject to awards granted under the 2009 Plan to any non-employee director in any calendar year from 40,000 to 250,000, and (iv) make certain administrative and other immaterial changes to the 2009 Plan that will be effective regardless of the outcome of the stockholder vote on the 2009 Plan amendment.

For	Against	Abstentions	Broker Non-Votes
28,118,214	23,369,596	47,738	11,078,424

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: July 28, 2017	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: President and Chief Executive Officer